UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                  May 30, 2007


                            COMVERSE TECHNOLOGY, INC.

             (Exact name of registrant as specified in its charter)


         NEW YORK                      0-15502                    13-3238402

(State or other jurisdiction         (Commission                (IRS Employer
       of incorporation)             File Number)            Identification No.)


                               810 Seventh Avenue,
                               New York, New York
                                      10019

                    (Address of Principal Executive Offices)
                                   (Zip Code)

       Registrant's telephone number, including area code: (212) 739-1000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

        The information disclosed under Item 5.02 is incorporated herein by reference.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(e)  Compensatory Arrangements of Certain Officers

        As previously disclosed in a Current Report on Form 8-K filed on February 8, 2007, Yaron Tchwella was appointed as the President of Comverse, Inc. ("CI"), a wholly-owned subsidiary of Comverse Technology, Inc. (the "Company"), on February 6, 2007. On May 30, 2007, the Company's Compensation Committee authorized an employment agreement and a related deferred stock award agreement with Mr. Tchwella.

        On May 31, 2007, CI entered into an employment agreement (the "Employment Agreement") with Mr. Tchwella. The Employment Agreement provides for Mr. Tchwella's continuing employment as President of CI, for an initial term commencing on May 31, 2007 and ending on March 31, 2008, with subsequent one-year automatic extensions unless earlier terminated or not renewed in accordance with the terms of the Employment Agreement. During the initial term of employment, Mr. Tchwella will be paid a base salary of $400,000. The base salary will be reviewed no less frequently than annually, and may be increased in the discretion of the Company's Board of Directors (the "Board") or its Compensation Committee. Mr. Tchwella will be eligible to receive a bonus of 100% of base salary if certain performance targets are met and up to a maximum bonus of 200% of base salary if such targets are exceeded. These performance targets will be developed by the Chief Executive Officer of the Company within 45 days after May 31, 2007, subject to the review and approval of the Company's Compensation Committee.

        During the term of employment, Mr. Tchwella will be entitled to participate in any other long-term incentive compensation plans, programs and/or arrangements applicable to senior-level executives as established and modified from time to time by the Board or the Company's Compensation Committee in its discretion, including equity-based plans. In addition, during the term of employment, Mr. Tchwella will receive equity-based grants at a level commensurate with his position when such other senior-level executives receive grants. Mr. Tchwella also will be entitled to participate in all employee welfare, pension benefit plans, and fringe benefit programs applicable to senior-level executives and to be reimbursed for reasonable business expenses. During the term of employment, Mr. Tchwella will be entitled to continued use of a company car in accordance with past practice, reimbursement for reasonable legal fees incurred in connection with the negotiation and execution of the Employment Agreement, reimbursement during each calendar year for up to $15,000 of reasonable tax planning fees, entitlement to travel in business class, to the extent reasonably available, for international business travel, and payment of or reimbursement for the cost of tuition for attendance during the term of employment at a summer executive Masters of Business Administrative program of his choice.

        The term of employment and Mr. Tchwella's employment may be terminated by either CI or Mr. Tchwella at any time and for any reason upon 60 calendar days advance written notice. If, other than in connection with a change of control, (i) Mr. Tchwella's employment is terminated by CI and all of its affiliates for any reason other than cause, (ii) Mr. Tchwella terminates his employment for good reason within six months of becoming aware of the existence of good reason, or (iii) CI terminates Mr. Tchwella's employment by providing a notice of nonrenewal, then Mr. Tchwella will be entitled to receive the following benefits: (A) severance pay in a lump sum equal to (1) 1.0 multiplied by Mr. Tchwella's base salary in effect immediately prior to the date set forth in the notice of termination, (2) 1.0 multiplied by the target bonus in effect immediately prior to the event set forth in the notice of termination and (3) the target bonus in effect immediately prior to the date set forth in the notice of termination multiplied by a fraction, the numerator of which will equal the number of days Mr. Tchwella was employed by CI in the fiscal year in which Mr. Tchwella's termination occurs and the denominator of which will equal 365; (B) medical, dental and life insurance coverage continuation for Mr. Tchwella's spouse and dependents for 12 months (subject to certain exceptions) following termination of employment; (C) (1) earned but unpaid base salary and earned but


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unpaid annual bonus for the immediately preceding fiscal year, (2) reimbursement for business-related expenses, and (3) such other compensation (including stock option or other equity-related payments) and benefits, if any, to which Mr. Tchwella may be entitled from time to time pursuant to the terms and conditions of employee compensation, incentive, equity, benefit or fringe benefit plans of the Company, other than pursuant to any Company severance policy and subject to certain exceptions; and (D) the acceleration or waiver of any time periods or conditions relating to any outstanding equity incentive award then held by Mr. Tchwella. The amount of severance paid pursuant to section (A) above will be offset (the "Severance Offset") by any amounts paid to, or for the benefit of, Mr. Tchwella pursuant to Israeli Severance Pay Law or voluntarily paid by CI in accordance with the formula put forth thereunder (i.e., one month of base salary for each year of service to CI in Israel).

        Mr. Tchwella is a participant in the Comverse Technology, Inc. Executive Severance Protection Plan (the "Plan"), which was established to provide for the payment of severance benefits to certain eligible executives. Under the terms of the Plan, if Mr. Tchwella (i) is terminated for any reason other than for cause in connection with or in anticipation of a change of control (as set forth in the Plan) or during the two year period beginning on the effective date of a change of control, or (ii) terminates his employment during the two year period beginning on the effective date of a change of control because of his resignation for good reason within six months from the date on which he first becomes aware of the existence of good reason, then, subject to certain exceptions, Mr. Tchwella will be entitled to receive the benefits set forth in sections (A), (B), (C) and (D) above. However, such severance benefits in connection with a change of control will be determined without regard to any Severance Offset.

        The Employment Agreement supersedes the Employment, Non-Disclosure and Non-Competition Agreement between CI and Mr. Tchwella, dated August 27, 2003, as amended August 9, 2004 (the "Previous Agreement"), and CI's outstanding obligations under the Previous Agreement are set forth in the Employment Agreement, as outlined below. Provided that Mr. Tchwella remains employed by CI through the applicable payment dates and is not in breach of any term or condition of the Employment Agreement, he will be entitled to the following payments: (i) a lump sum, cash bonus of $300,000 payable on August 31, 2007;
(ii) with respect to Mr. Tchwella's option to purchase 75,000 shares of common stock (which is one-half of the stock option he was granted on August 15, 2003 (the "2003 Options")), 37,500 of which vested on August 15, 2006 and 37,500 of which will vest on August 15, 2007, a lump sum cash amount equal to the difference between $300,000 minus the spread value (as defined in the Employment Agreement), payable 25 business days following the Measurement Date (as defined in the Employment Agreement); and (iii) a lump sum cash payment equal to the difference between $1,000,000 minus the fair market value on July 31, 2007 of 50,000 shares of the Company's common stock, representing the shares of a restricted stock award granted pursuant to a Restricted Stock Award Agreement dated August 9, 2004 vesting on such date. In addition, provided that Mr. Tchwella remains employed by CI and is not in breach of any term or condition of the Employment Agreement, if his employment is terminated upon his death, all 2003 Options will become fully vested on the date of such termination.

        Mr. Tchwella is also subject to certain confidentiality provisions, invention disclosure provisions, restrictive covenants and intellectual property assignment provisions.

        The foregoing description is not complete and is qualified in its entirety to the Employment Agreement, attached as Exhibit 10.1 to this Current Report on Form 8-K, and incorporated herein by reference.

        Pursuant to the Employment Agreement, Mr. Tchwella was also granted an award of 41,364 deferred stock units under the Company's 2005 Stock Incentive Compensation Plan. The Company and Mr. Tchwella entered into a Deferred Stock Award Agreement, dated May 31, 2007 (the "Deferred Stock Award Agreement"), evidencing such award. Each deferred stock unit represents the right to receive one share of common stock, $0.10 par value per share, of the Company on the respective vesting dates. The number of deferred stock units was determined by dividing $900,000 by $21.758, the average of the closing prices per share of the Company's common stock on the "Pink Sheets" for the ten consecutive trading days commencing on March 29, 2007, the fifth trading day following the Company's issuance of a press release on March 22, 2007 announcing preliminary unaudited selected financial information for the fourth quarter and the full fiscal year ended January 31, 2007. The deferred stock unit award will vest 1/3 on each of the first, second and third anniversaries of April 13, 2007, subject to


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accelerated vesting under certain circumstances. The Deferred Stock Award
Agreement contains various restrictive covenants, and provides for forfeiture of the granted deferred stock units if the restrictive covenants are violated by Mr. Tchwella.

        The foregoing description is not complete and is qualified in its entirety to the Deferred Stock Agreement, attached as Exhibit 10.2 to this Current Report on Form 8-K, and incorporated herein by reference.

CERTAIN RISKS AND UNCERTAINTIES
-------------------------------

This Current Report contains "forward-looking statements" under the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties. There can be no assurances that any forward-looking statements shall be achieved, and actual results could differ materially from forecasts and estimates. Important factors that could affect the Company include: the results of the investigation of the Special Committee, appointed by the Board of Directors on March 14, 2006, of matters relating to the Company's stock option grant practices and other accounting matters, including errors in revenue recognition, errors in the recording of deferred tax accounts, expense misclassification, the possible misuse of accounting reserves and the understatement of backlog; the impact of any restatement of financial statements of the Company or other actions that may be taken or required as a result of such reviews; the Company's inability to file reports with the Securities and Exchange Commission; the effects of the delisting of the Company's Common Stock from NASDAQ and the quotation of the Company's Common Stock in the "Pink Sheets," including any adverse effects relating to the trading of the stock due to, among other things, the absence of market makers; risks relating to alleged defaults under the Indentures for the Company's convertible debt, known as ZYPS, including acceleration of repayment; risks of litigation (including pending securities class actions and derivative lawsuits) and of governmental investigations or proceedings arising out of or related to the Company's stock option practices or any other accounting irregularities or any restatement of the financial statements of the Company, including the direct and indirect costs of such investigations and restatement; risks related to the Acquisition including risks associated with Verint integrating the businesses and employees of Witness; risks associated with integrating the businesses and employees of the Global Software Services division acquired from CSG Systems International, Netcentrex S.A. and Netonomy, Inc.; changes in the demand for the Company's products; changes in capital spending among the Company's current and prospective customers; the risks associated with the sale of large, complex, high capacity systems and with new product introductions as well as the uncertainty of customer acceptance of these new or enhanced products from either the Company or its competition; risks associated with rapidly changing technology and the ability of the Company to introduce new products on a timely and cost-effective basis; aggressive competition may force the Company to reduce prices; a failure to compensate any decrease in the sale of the Company's traditional products with a corresponding increase in sales of new products; risks associated with changes in the competitive or regulatory environment in which the Company operates; risks associated with prosecuting or defending allegations or claims of infringement of intellectual property rights; risks associated with significant foreign operations and international sales and investment activities, including fluctuations in foreign currency exchange rates, interest rates, and valuations of public and private equity; the volatility of macroeconomic and industry conditions and the international marketplace; risks associated with the Company's ability to retain existing personnel and recruit and retain qualified personnel; and other risks described in filings with the Securities and Exchange Commission.




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ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS.

(d)     EXHIBITS:

        Exhibit No.                        Description
        -----------                        -----------

            10.1 Employment Agreement, dated May 31, 2007, between Comverse, Inc. and Yaron Tchwella

            10.2 Deferred Stock Award Agreement, dated May 31, 2007, between Comverse Technology, Inc. and Yaron Tchwella


















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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           COMVERSE TECHNOLOGY, INC.


Date:  June 5, 2007                        By:  /s/  Paul L. Robinson
                                               ------------------------------
                                           Name:   Paul L. Robinson
                                           Title:  Chief Operating Officer,
                                                   Executive Vice President
                                                   and General Counsel




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                                  EXHIBIT INDEX

Exhibit No.                                 Description
-----------                                 -----------

    10.1        Employment Agreement, dated May 31, 2007, between Comverse, Inc.
                and Yaron Tchwella

    10.2 Deferred Stock Award Agreement, dated May 31, 2007, between Comverse Technology, Inc. and Yaron Tchwella



























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